SECURITIES AND EXCHANGE COMMISSION

            Washington, DC 20549

                  FORM 8-K

               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the
       Securities Exchange Act of 1934


Date of Report (Date of earliest event
     reported):August 7, 1995



       ONE PRICE CLOTHING STORES, INC.
  (Exact name of registrant as specified in
                its charter)
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
   Delaware                   0-15385                 57-0779028
(State or other             (Commission             (IRS Employer
jurisdiction of              File Number)          Identification
incorporation)                                         Number)
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                 Highway 290
               Commerce Park
              Duncan, SC 29334
  (Address of principal executive offices;
                zip code)


  Registrant's telephone number, including area code: 803 433-8888



 (Former name or former address, if changed since last report)



Item 5.  Other Events

     On August 7, 1995, the deadline expired
for shareholder plaintiffs to appeal the dismissal of two lawsuits filed in the United States District Court, Columbia,
South Carolina, against One Price Clothing
Stores, Inc. (the "Company") and its
Chairman and CEO, Henry D. Jacobs, Jr.
Accordingly, the court's dismissal of the lawsuits on July 10, 1995 became final. The lawsuits were related to a drop in the Company's stock price following an announcement on September 19, 1994 that 1994 third quarter earnings were expected to be significantly less than analysts' estimates.
Both lawsuits had sought certification as class actions.



Item 7.   Financial Statements and Exhibits.

     (c)       Exhibits

               None.


                  SIGNATURE


     Pursuant to the requirements of the
Securities Exchange Act of 1934, the
registrant has duly caused this report to be
signed on its behalf by the undersigned
hereunto duly authorized.
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
                              ONE PRICE CLOTHING STORES, INC.
                               (Registrant)

                              By:    /s/ Stephen A. Feldman

                              Name: Stephen A. Feldman

                              Title: Chief Financial Officer


                              Date:  August 11, 1995
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